UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

TELIGENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 22, 2020, Teligent, Inc. (the “Company”) completed the issuance of approximately $27.5 million aggregate principal amount of Zero Coupon Convertible Senior Notes due 2023 (the “New 2023 Notes”) in exchange for approximately $57.9 million in aggregate principal amount, plus accrued but unpaid interest, of the Company’s outstanding 4.75% Convertible Senior Notes due May 2023 (the “Series A Convertible Notes”), giving effect to a 52.5% discount on the principal amount of Series A Convertible Notes so exchanged, pursuant to Exchange Agreements (the “Series A Exchange Agreements”), dated September 22, 2020, between the Company and the holders of Series A Convertible Notes party thereto (each, a “Series A Exchanging Noteholder”). The Company also issued approximately $0.4 million aggregate principal amount of New 2023 Notes in exchange for approximately $0.5 million in aggregate principal amount, plus accrued but unpaid interest, of the Company’s outstanding 7.0% Cash / 8.0% PIK Series B Senior Unsecured Convertible Notes due 2023 (the “Series B Convertible Notes”), giving effect to a 31% discount on the principal amount of Series B Convertible Notes so exchanged, pursuant to an Exchange Agreement (the “Series B Exchange Agreement”), dated September 22, 2020, between the Company and the holder of the Series B Convertible Notes party thereto (the “Series B Exchanging Noteholder” and, together with the Series A Exchanging Noteholders, the “Exchanging Noteholders”).

The New 2023 Notes were issued pursuant to an indenture (the “Indenture”), dated as of September 22, 2020, by and between the Company and Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”).

The Exchange Agreements contain customary representations, warranties and covenants by and from the Company and the Exchanging Noteholders.

The New 2023 Notes will not bear interest and will mature on May 1, 2023, unless earlier converted or repurchased.

Holders of the New 2023 Notes (the “Noteholders”) are entitled to convert principal and accrued, unpaid interest on the New 2023 Notes into, at the Company’s election, cash, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), or a combination thereof, subject to certain limitations. The New 2023 Notes are convertible at an initial conversion price per share of Common Stock equal to $1.50, subject to adjustment under certain circumstances. The New 2023 Notes are not redeemable by the Company.

The Indenture provides for customary events of default. In the case of certain events of default, either the Trustee or Noteholders holding no less than 25% of the aggregate principal amount outstanding under the New 2023 Notes may declare all of the outstanding principal amount of the New 2023 Notes and accrued and unpaid interest, if any, to be immediately due and payable. Upon certain events of bankruptcy, insolvency, or reorganization of the Company or certain of its subsidiaries, the outstanding principal amount of the New 2023 Notes and accrued and unpaid interest, if any, will become automatically and immediately due and payable.

The foregoing descriptions of the Exchange Agreements, the Indenture and the New 2023 Notes do not purport to be complete and each is qualified in its entirety by reference to the Form of Series A Exchange Agreement, the Form of Series B Exchange Agreement, the Indenture, and the Form of New 2023 Note, which are filed as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the issuance of the New 2023 Notes described in Item 1.01 above, on September 22, 2020, the Company cancelled the remaining outstanding Series A Convertible Notes and Series B Convertible Notes. In connection with such cancellation, the Company’s obligations under the indenture, dated as of May 1, 2018, between the Company and Wilmington Trust, National Association, as trustee (the “Series A Indenture”), and the indenture, dated as of October 31, 2018, between the Company and Wilmington Trust, National Association, as trustee (the “Series B Indenture”), governing the Series A Convertible Notes and Series B Convertible Notes, respectively, were satisfied and discharged. No consideration was paid in connection with such cancellation, satisfaction and discharge, other than the exchange of the New 2023 Notes for the Series A Convertible Notes and Series B Convertible Notes as described in Item 1.01 above. The material terms of the Series A Convertible Notes and Series A Indenture were previously described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2018. The material terms of the Series B Convertible Notes and Series B Indenture were previously described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on October 31, 2019.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company effected the exchange of New 2023 Notes in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Neither the New 2023 Notes nor the shares of Common Stock issuable upon conversion of the New 2023 Notes have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01	Other Events

On September 23, 2020, the Company issued a press release announcing the issuance of the New 2023 Notes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” that are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about the Company’s business and the industry in which the Company operates and the beliefs and assumptions of the Company’s management. Forward-looking statements can be identified by the use of words such as “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms. Forward-looking statements include those statements that relate to the issuance of the New 2023 Notes. Because forward-looking statements involve risks and uncertainties, there are many factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the Company’s forward-looking statements. This note contains important cautionary statements of the known factors that the Company considers could materially affect the accuracy of the Company’s forward-looking statements and adversely affect the Company’s business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak and the effects thereof on the Company’s future performance and results of operations. It is not possible to predict or identify all such risks. There may be additional risks that the Company considers immaterial or which are unknown. Factors that could cause actual results to differ materially from these expectations include, but are not limited to: the Company’s in ability to meet its debt service obligations or comply with covenants in its financing documents; the Company’s inability to meet current or future regulatory requirements in connection with existing or future ANDAs; the Company’s inability to achieve profitability; the Company’s failure to obtain FDA approvals as anticipated; the Company’s inability to execute and implement the Company’s business plan and strategy; the potential lack of market acceptance of the Company’s products; the Company’s inability to protect the Company’s intellectual property rights; changes in global political, economic, business, competitive, market and regulatory factors; and the Company’s inability to successfully complete future product acquisitions. These statements are based on the Company’s current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other periodic reports the Company files with the Securities and Exchange Commission. Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, the Company expressly disclaims any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	Indenture, dated as of September 22, 2020, by and between the Company and Wilmington Savings Fund Society, FSB, as Trustee
4.2	Form of Note (included in Exhibit 4.1)
10.1	Form of Series A Exchange Agreement, dated as of September 22, 2020, between the Company and the exchanging holders of Series A Convertible Notes party thereto
10.2	Form of Series B Exchange Agreement, dated as of September 22, 2020, between the Company and the exchanging holder of Series B Convertible Notes party thereto
99.1	Press release, dated September 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: September 23, 2020	By:	/s/ Philip K. Yachmetz
		Name:	Philip K. Yachmetz
		Title:	Chief Legal Officer